                                  Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT


I, Marvin Rounick, President and Chief Executive Officer of Deb Shops, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: June 13, 2003



                                                  Marvin Rounick
                                                  -----------------------------
                                                  Marvin Rounick, President and
                                                  Chief Executive Officer



  A signed original of this written statement required by Section 906 has been provided to Deb Shops, Inc. and will be retained by Deb Shops, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.